                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-74587, 333-69093, 333-55893, and 333-48543)
of USWeb Corporation of our report dated January 25, 1999 appearing on page 39 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

San Jose, California
March 29, 1999